                                                                   Exhibit 10.14

                               SECOND AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT is dated as of January 11, 2002 (this "Amendment"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), OVERHILL CORPORATION (formerly known as Polyphase Corporation), a Nevada corporation ("Parent"), OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures" and, together with the Company and Parent, the "Company Parties"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P. ("LLCP").

                                 R E C I T A L S

         A. The Company Parties and LLCP are parties to that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000 (as so amended, the "Securities Purchase Agreement"). Unless otherwise indicated, capitalized terms used and not otherwise defined in this Amendment have the meanings ascribed to them in the Securities Purchase Agreement.

         B. The Company has advised LLCP that an Event of Default has occurred and is continuing under Section 10.1(b)(ii)(x) of the Securities Purchase Agreement by virtue of the fact that the Company failed to achieve the minimum Fixed Charge Coverage Ratio set forth in Column (C) of Section 3.2A (Minimum Fixed Charge Coverage Ratio) of Annex A to the Securities Purchase Agreement for the four consecutive Fiscal Quarter period ended September 30, 2001 (the "Specified Default"). Pursuant to Section 10.2 of the Securities Purchase Agreement, if any Event of Default under Section 10.1(b) of the Securities Purchase Agreement occurs and is continuing, LLCP may, by written notice to the Company, declare all amounts under the Note, and all other Obligations to Purchaser, to be due and payable, as well as exercise all other rights, remedies and powers provided for under the Securities Purchase Agreement, the other Investment Documents, Applicable Law or otherwise.

         C. The Company has requested that LLCP agree not to exercise its rights, remedies or powers with respect to the Specified Default (including, without limitation, receiving interest on the Note at the Default Rate (as defined in the Note)) or waive the Specified Default but, rather, agree to amend all of the existing financial covenants set forth in Section 3.A of Annex A to the Securities Purchase Agreement (including, without limitation, Section 3.2A) on the terms provided in Exhibit A attached hereto, effective as of September 30, 2001. The existing financial covenants set forth in Section 3.A of Annex A to the Securities Purchase Agreement are referred to herein as the "Existing Financial Covenants." At the request of the Company, LLCP is willing to amend the Existing Financial Covenants effective on and as of the Second Amendment Effective Date (as defined below), but only on the terms and subject to the conditions set forth herein.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Section 3.A (Financial Covenants) of Annex A. Effective on and as of the Second Amendment Effective Date, and pursuant to Section 12.2 of the Securities Purchase Agreement, Section 3.A (Financial Covenants) of Annex A to the Securities Purchase Agreement shall be amended by deleting such Section in its entirety and replacing it with the financial covenants set forth in Exhibit A hereto (the "Amended Financial Covenants"), effective as of September 30, 2001.

         2. Conditions Precedent. The effectiveness of the Amended Financial Covenants shall be subject to the satisfaction of each of the following conditions precedent (the date upon which the last of such conditions precedent to be satisfied shall be referred to herein as the "Second Amendment Effective Date"):

            (a) The Second Amendment Effective Date shall have occurred on or prior to January 11, 2002;

            (b) LLCP shall have received a Second Amendment to Investor Rights Agreement, in substantially the form of Exhibit B hereto (the "Second Amendment to Investor Rights Agreement"), dated as of the Second Amendment Effective Date and duly executed by the Company, Parent and Overhill Ventures;

            (c) LLCP shall have received true, correct and complete copies of resolutions duly adopted by the Board of Directors of each of the Company and Overhill Ventures, certified by the Secretary of the Company and Overhill Ventures, respectively, duly authorizing and approving this Amendment, the Second Amendment to Investor Rights Agreement and the transactions contemplated hereby and thereby;

            (d) LLCP shall have received true, correct and complete copies of all consents, authorizations and approvals necessary or required to be obtained in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the written consent of the Senior Lender;

            (e) LLCP shall have received true, correct and complete copies of all amendments and other documents entered into between the Company Parties (or any of them), on the one hand, and the Senior Lender, on the other, with respect to the matters addressed herein or such other matters as LLCP may request, all in form and substance reasonably satisfactory to LLCP; and

            (f) LLCP shall have received an officers' certificate, in form and substance satisfactory to LLCP, dated as of the Second Amendment Effective Date and duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that, among other things, (i) the representations and warranties of the

Company contained in Section 3 hereof are true and correct in all material respects as of the date hereof and are true and correct on and as of the Second Amendment Effective Date, with the same effect as if made on and as of the Second Amendment Effective Date, and (ii) the Company has satisfied each of the conditions set forth in this Section 2.

         3. Representations and Warranties. In order to induce LLCP to agree to amend the Existing Financial Covenants as set forth in Section 1 above, the Company represents and warrants to LLCP that:

            (a) The Company Parties have each duly authorized, executed and delivered this Amendment and the Second Amendment to Investor Rights Agreement, and each of this Amendment and the Second Amendment to Investor Rights Agreement is the legal, valid and binding obligation of the parties thereto (other than LLCP), enforceable against each such party in accordance with its terms;

            (b) The Company Parties have each obtained all consents, authorizations and approvals necessary or required to enter into this Amendment and the Second Amendment to Investor Rights Agreement and perform its or their obligations hereunder and thereunder, including, without limitation, the written consent of the Senior Lender; and

            (c) Except for the Specified Default, no Defaults or Events of Default have occurred and are continuing (or will occur as a result of the transactions contemplated hereby).

         4. Parent Board Resolutions. As soon as practicable, but not later than Wednesday, January 16, 2002, the Company shall deliver to LLCP copies of resolutions duly adopted by the Board of Directors of Parent, certified by the Secretary of Parent, duly authorizing and approving this Amendment, the Second Amendment to Investor Rights Agreement and the transactions contemplated hereby and thereby.

         5. Confirmation; Full Force and Effect. Section 1 of this Amendment shall amend the Securities Purchase Agreement effective on and as of Second Amendment Effective Date, and the Securities Purchase Agreement shall remain in full force and effect as amended thereby from and after the Second Amendment Effective Date in accordance with its terms. The Securities Purchase Agreement and the other Investment Documents are hereby ratified, approved and affirmed by the Company Parties in all respects.

         6. No Other Amendments. This Amendment is being delivered without prejudice to the rights, remedies or powers of LLCP under or in connection with the Securities Purchase Agreement, the other Investment Documents, Applicable Laws or otherwise and, except as set forth in Section 1 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any other Investment Document. In addition, nothing contained in this Amendment is intended to or shall be construed as a waiver of any breach, violation, Default or Events of Default, whether past, present or future, under the Securities Purchase Agreement or any other Investment Document, or a forbearance by LLCP of any of its rights, remedies or powers against the Company Parties (or any of them), or the Collateral, and LLCP hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement and the other Investment Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to Purchaser to be due and payable.

         7. Counterparts. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         8. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

         9. Successors and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

         10. Further Assurances. The parties shall, at any time and from time to time, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Amendment.




                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.

                                       COMPANY

                                       OVERHILL FARMS, INC., a Nevada
                                       corporation

                                           /s/ James Rudis
                                       By:______________________________________
                                           James Rudis
                                           President and Chief Executive
                                           Officer

                                       PARENT

                                       OVERHILL CORPORATION(formerly known
                                       as Polyphase Corporation), a Nevada
                                       corporation

                                           /s/ James Rudis
                                       By:______________________________________
                                           James Rudis
                                           President and Chief Executive
                                           Officer

                                       OVERHILL VENTURES

                                       OVERHILL L.C. VENTURES, INC., a
                                       California corporation

                                           /s/ James Rudis
                                       By:______________________________________
                                           James Rudis
                                           President and Chief Executive
                                           Officer

                                       LLCP

                                       LEVINE LEICHTMAN CAPITAL PARTNERS II,
                                       L.P., a California limited partnership

                                           By:  LLCP California Equity Partners
                                                II, L.P., a California limited
                                                partnership, its General Partner

                                                  By:  Levine Leichtman
                                                       Capital Partners,
                                                       Inc., a California
                                                       corporation, its
                                                       General Partner

                                                        /s/ Lauren B. Leichtman
                                                    By:________________________
                                                       Lauren B. Leichtman
                                                       Chief Executive Officer

                  ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

         The undersigned Guarantors hereby acknowledge that they have read the foregoing Second Amendment to Securities Purchase Agreement. The undersigned hereby consent to the Second Amendment to Securities Purchase Agreement, ratify and reaffirm the Guaranty as set forth in Section 9 of the Securities Purchase Agreement, as amended by the Second Amendment to Securities Purchase Agreement, and acknowledge that the same shall remain in full force and effect in accordance with it terms.


                                   GUARANTORS

                                   OVERHILL CORPORATION(formerly known as
                                   Polyphase Corporation), a Nevada corporation

                                           /s/ James Rudis
                                   By: _________________________________
                                         James Rudis
                                         President and Chief Executive Officer


                                   OVERHILL L.C. VENTURES, INC., a
                                   California corporation

                                           /s/ James Rudis
                                   By: _________________________________
                                         James Rudis
                                         President